UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2004

Mariner Health Care, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-49813	74-2012902
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

One Ravinia Drive, Suite 1500, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (678) 443-7000

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED AUGUST 9, 2004

Item 12. Results of Operations and Financial Condition

     On August 9, 2004, Mariner Health Care, Inc., or Mariner, issued a press release to announce its financial results for the quarter ended June 30, 2004. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

     The press release includes EBITDA (which we calculate as net income before taxes, interest expense, interest income, and depreciation and amortization) and Adjusted EBITDA (which we calculate as EBITDA excluding (loss) gain on sale of discontinued operations, net of tax, loss from discontinued operations, net of tax, (income) loss from operations of divested facilities, and merger related costs) both of which are non-GAAP financial measures. For purposes of Regulation G, or Regulation G, promulgated by the Securities and Exchange Commission, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, statement of stockholders’ equity, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. Pursuant to the requirements of Regulation G, we have provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measure, which we believe is net (loss) income. Management believes that the presentation of EBITDA and Adjusted EBITDA provide useful information to investors regarding our results of operations because (i) they are useful for trending, analyzing and benchmarking the performance and value of our business, and (ii) Adjusted EBITDA is the means used to calculate compliance with certain ratios appearing in our senior credit facility and the indenture governing our outstanding senior subordinated notes. EBITDA and Adjusted EBITDA should be considered in addition to, not as substitutes for, or superior to, GAAP financial measures or as indicators of operating performance.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARINER HEALTH CARE, INC.

	By:	/s/ Boyd P. Gentry

Dated: August 9, 2004		Boyd P. Gentry
Senior Vice President and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 9, 2004, of Mariner Health Care, Inc.

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